EXHIBIT 10.2

                                 AMENDMENT NO. 2

      This Amendment No. 2 (this "Amendment"), dated as of June 1, 1999, is among Transportation Components, Inc., d/b/a TransCom USA, a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement (defined below) and The First National Bank of Chicago, as Agent.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 24, 1998 (as amended, the "Credit Agreement") and the other Loan Documents referred to therein; and

      WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in order to amend certain provisions thereof;

      NOW, THEREFORE, in consideration of the premises and the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

      2. AMENDMENT. The first sentence of Section 7.4(A) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(A) FIXED CHARGE COVERAGE RATIO. The Borrower shall maintain a ratio ("FIXED CHARGE COVERAGE RATIO") of (i) the sum of (a) EBITDA, MINUS
      (b) depreciation expense, to the extent included in the calculation of EBITDA, PLUS (c) Rentals of the Borrower and its consolidated Subsidiaries to (ii) the sum of (a) Interest Expense, PLUS (b) Rentals PLUS (c) scheduled amortization of the principal portion of any Indebtedness, in each case for the Borrower and its consolidated Subsidiaries of at least
      2.00 to 1.00 for each fiscal quarter commencing with the fiscal quarter ending June 30, 1999 and each fiscal quarter thereafter."

      3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders as of the date of this Amendment that:

            (a) There exists no Default or Unmatured Default and the execution of this Amendment shall not create a Default or Unmatured Default.

            (b) The representations and warranties contained in Article VI of the Credit Agreement are true and correct as of the date of this Amendment.

      4. EFFECT ON THE CREDIT AGREEMENT. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Credit Agreement (including references in the Credit Agreement as amended by this Amendment) to "this Agreement" (and all indirect references such as "hereby", "herein", "hereof" and "hereunder") shall be deemed to be references to the Credit Agreement as amended by this Amendment.

      5. LEGAL EXPENSES. The Borrower agrees to reimburse the Agent for reasonable legal fees and expenses incurred by attorneys for the Agent (who may be employees of the Agent) in connection with the preparation, negotiation and consummation of this Amendment and the transactions contemplated herein.

      6.    MISCELLANEOUS.

            (a) This Amendment may be executed in counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

            (b) This Amendment shall be effective as of the date first above written; PROVIDED, THAT, the Agent has received executed counterparts of this Amendment from the Borrower, the Agent and the Required Lenders.

      IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders that sign below have executed this Amendment as of the date first above written.


                              TRANSPORTATION COMPONENTS, INC. ,
                                 As the Borrower

                              By: /S/ MAC MCCONNELL
                                 Name:  Mac McConnell
                                   Title: Senior Vice President & Chief
                                          Financial Officer

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Agent and as a Lender

                              By: /S/ BARRY A. KELLY
                                 Name:  Barry A. Kelly
                                   Title:  Managing Director


                              SOUTHTRUST BANK, NATIONAL ASSOCIATION

                              By:  /S/ DANIEL J. GORMAN, JR.
                                 Name:  Daniel J. Gorman, Jr.
                                   Title:  Vice President


                              NATIONSBANK, N.A. (successor to NATIONSBANK
                               OF TEXAS, N.A.)

                              By:   /S/ RICHARD L. NICHOLS, JR.
                                 Name:   Richard L. Nichols, Jr.
                                   Title:    Vice President


                              UNION BANK OF CALIFORNIA, N.A.

                              By:   /S/ J. SCOTT JESSUP
                                 Name:   J. Scott Jessup
                                   Title:   Vice President

                                       2